Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated October 30, 2020 to the Summary Prospectus and Statutory Prospectus,

each, dated October 19, 2020, as supplemented

Important Notice to Investors

At a virtual Special Meeting of Shareholders held on October 14, 2020, shareholders approved an Agreement and Plan of Reorganization under which Virtus Rampart Multi-Asset Trend Fund, a series of the Virtus Opportunities Trust (the “Trust”), will be combined into Virtus Tactical Allocation Fund (the “Fund”).

In addition, at a virtual Special Meeting of Shareholders held on October 23, 2020, shareholders approved an Agreement and Plan of Reorganization under which Virtus Rampart Sector Trend Fund, a series of the Trust, will also be combined into the Fund.

As a result, the adviser to the Fund, Virtus Investment Advisers, Inc. (the “Adviser”), has contractually agreed to limit total operating expenses for the Fund, effective October 31, 2020. These changes are described in more detail below.

Under “Fees and Expenses” in the Fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(b)	0.26%	0.24%	0.25%	0.21%
Total Annual Fund Operating Expenses	1.06%	1.79%	0.80%	0.76%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.07)%	(0.04)%	(0.04)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement(c)	0.99%	1.75%	0.76%	0.60%
(b)	Estimated for current fiscal years as annualized.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.99% for Class A Shares, 1.75% for Class C Shares, 0.76% for Class I Shares, and 0.60% for Class R6 Shares through January 31, 2022. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$672	$885	$1,123	$1,804
Class C	Sold	$280	$569	$995	$2,183
	Held	$180	$569	$995	$2,183
Class I	Sold or Held	$80	$260	$468	$1,065
Class R6	Sold or Held	$61	$210	$390	$911

In the first table in the section “More Information About Fund Expenses” on page 7 of the statutory prospectus, the row corresponding to the Fund will be replaced with the following:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus Tactical Allocation Fund	0.99%	1.75%	0.76%	0.60%

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/Tactical AllocationNewExpCaps (10/2020)

Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated October 30, 2020 to the Statement of Additional Information

(“SAI”) dated October 19, 2020, as supplemented

Important Notice to Investors

At a virtual Special Meeting of shareholders held on October 14, 2020, shareholders approved an Agreement and Plan of Reorganization under which Virtus Rampart Multi-Asset Trend Fund, a series of the Virtus Opportunities Trust (the “Trust”), will be combined into Virtus Tactical Allocation Fund (the “Fund”).

In addition, at a virtual Special Meeting of shareholders held on October 23, 2020, shareholders approved an Agreement and Plan of Reorganization under which Virtus Rampart Sector Trend Fund, a series of the Trust, will also be combined into the Fund.

As a result, the adviser to the Fund, Virtus Investment Advisers, Inc. (the “Adviser”), has contractually agreed to limit total operating expenses for the Fund, effective October 31, 2020. These changes are described in more detail below.

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on page 74 of the Fund’s SAI, the second table is hereby revised by replacing the information for the Fund as follows:

	Class A	Class C	Class I	Class R6	Through Date
Tactical Allocation Fund	0.99%	1.75%	0.76%	0.60%	January 31, 2022

Investors should retain this supplement with the SAI for future reference.

VET 8019B SAI/TacticalAllocationNewExpCaps (10/2020)